COOK & BYNUM FUNDS TRUST
THE COOK & BYNUM FUND (Ticker: COBYX)

Supplement dated June 27, 2024
to the Prospectus and Statement of Additional Information
dated January 29, 2024
Special Meeting of Shareholders – The Cook & Bynum Fund
The Board of Trustees (the “Board”) of the Cook & Bynum Funds Trust (the “Trust”) has approved an Agreement and Plan of Reorganization whereby The Cook & Bynum Fund (the “Acquired Fund”), a series of the Trust, will reorganize (the “Reorganization”) into a series of World Funds Trust named The Cook & Bynum Fund (the “Successor Fund”). The Board authorized Trust management to submit the proposal to shareholders of the Acquired Fund for approval. The Acquired Fund’s investment adviser, Cook & Bynum Capital Management, LLC (the “Adviser”) and its principal, Richard P. Cook, approve of the Reorganization. The Reorganization will be structured as a tax-free reorganization for U.S. federal tax purposes. Following the Reorganization, the Acquired Fund will be terminated and cease operations as a separate series of the Trust. The Reorganization, if approved by shareholders of the Acquired Fund, is expected to take effect on or about October 4, 2024.

The Adviser is the investment adviser to the Acquired Fund and will be the investment adviser to the Successor Fund after the Reorganization. The Acquired Fund’s portfolio manager, Richard P. Cook, will be the portfolio manager of the Successor Fund after the Reorganization. Until the Reorganization takes effect, the Adviser will continue to actively invest the Acquired Fund’s assets in accordance with its investment objective and policies. Shareholders of the Acquired Fund may redeem their investments as described in the Acquired Fund’s current Prospectus prior to the closing of the Reorganization.

Shareholders of record of the Acquired Fund will receive a combined proxy statement/prospectus with respect to the proposed Reorganization. A more complete description of the Reorganization, including any differences in the Funds’ fees and expenses, as well as information regarding the factors the Board considered in approving the Reorganization, will be provided in the combined proxy statement/prospectus. A special meeting of shareholders of the Acquired Fund to consider the Reorganization is expected to occur on September 16, 2024.
If you have questions or need assistance, please contact your financial advisor directly or the Acquired Fund toll-free at 877-839-2629.

This Supplement and the existing Prospectus and Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Acquired Fund toll-free at 877-839-2629.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE